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                                                                   Exhibit 32.01

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Viseon, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on August 13, 2004 ("Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2004

                                             /s/ John C. Harris
                                             -----------------------------------
                                             John C. Harris
                                             Chief Executive Officer
                                             Chief Financial Officer


Dated: August 13, 2004

                                             By: /s/ Robert A. Wolf
                                             -----------------------------------
                                             Robert A. Wolf
                                             Its Chief Financial Officer